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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of report: August 30, 2000
                        (Date of earliest event reported)

                                     1-10711
                                    ---------
                              (Commission File No.)



                           Sizzler International, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)




                 Delaware                                     95-4307254
                ----------                                 ---------------
(State or other jurisdiction of incorporation)      (IRS Employer Identification
                                                               Number)



          6101 West Centinela Avenue, Suite 200, Culver City, CA 90230
  -----------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                               -------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

     On August 30, 2000 Sizzler International, Inc. (the "Registrant") issued a press release to announce acquisition of an 82% interest in FFPE, LLC, a San Diego based restaurant company doing business under the name "Oscar's", which press release is filed herewith as Exhibit 99.1 and included in this report.





ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.             Description
--------------          --------------
99.1                    Press Release dated August 30, 2000.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                  Sizzler International, Inc.


                                                  By:  /s/ Steven R. Selcer
                                                  ------------------------------
                                                  Name:  Steven R. Selcer
                                                  Title:   Vice President and
                                                  Chief Financial Officer


Dated:  September 14, 2000